Liquidity	12 Months Ended
Dec. 31, 2021
Liquidity [Abstract]
LIQUIDITY

NOTE 3 – LIQUIDITY

As of December 31, 2021, the Company had cash balances of $3,291,646, working capital of $1,732,530 and accumulated deficit $32,205,189. For the year months ended December 31, 2021, the Company had a net loss of $10,412,582 and net cash used by operating activities of $3,769,854. Net cash used in investing activities was $341,356. Net cash provided by financing activities was $7,240,672, including $6,949,281 received from sales of common stock in private placements, registered direct transactions and puts pursuant to the July 2016 $3 million investment agreement (the “Investment Agreement”), and $350,200 in proceeds from the exercise of stock options and warrants. During January 2021, the holder of $1,038,500 fixed rate convertible debt converted the entire face value of $1,038,500, plus $317,096 of accrued interest on such notes, into 13,538,494 shares of common stock pursuant to the original conversion terms of the underlying notes. Following the conversion, the Company had no further convertible debt outstanding. During May 2021, PPP loans in the amount of $632,826 plus $6,503 accrued interest were forgiven. During August 2021, the Company sold 3,703,704 common shares and 1,851,852 five-year warrants with an exercise price of $0.65 to an institutional investor at an offering price of $0.54 per share, resulting in gross proceeds of $2,000,000.

Management believes that the Company has sufficient cash on hand to fund the business for at least the next 12 months. The Company intends that the longer term (i.e., beyond twelve months) cost of completing additional intended acquisitions, implementing its development and sales efforts related to the HealthLynked Network and maintaining existing and expanding overhead and administrative costs will be financed from (i) cash on hand resulting from fund raising efforts in 2021, (ii) profits generated by NCFM, BTG and CHM (including expected Medicare Shared Savings revenue projected to be received annually in the third fiscal quarter of each year), and (iii) the use of further outside funding sources. No assurances can be given that the Company will be able to access additional outside capital in a timely fashion. If necessary funds are not available, the Company’s business and operations would be materially adversely affected and in such event, the Company would attempt to reduce costs and adjust its business plan.

A novel strain of coronavirus, COVID-19, that was first identified in China in December 2019, has surfaced in several regions across the world and resulted in travel restrictions and business slowdowns or shutdowns in affected areas. In March 2020, the World Health Organization declared the outbreak of COVID-19 a pandemic. The outbreak of the pandemic is materially adversely affecting the Company’s employees, patients, communities and business operations, as well as the U.S. economy and financial markets. The further spread of COVID-19, and the requirement to take action to limit the spread of the illness, may impact our ability to carry out our business as usual and may materially adversely impact global economic conditions, our business and financial condition, including our potential to conduct financings on terms acceptable to us, if at all. The extent to which COVID-19 may impact our business will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. In response to COVID-19, the Company implemented additional safety measures in its patient services locations and its corporate headquarters.